EXHIBIT 99.1

                           GRANT PARK FUTURES FUND, LP                    [LOGO]

                              MONTHLY FLASH REPORT

                               DECEMBER 31, 2004

MONTHLY COMMENTARY: After a few profitable months in a row, December proved to be a challenging trading month for the Grant Park Futures Fund. Performance for the month was negative. The Fund's largest losses were incurred in the metals sector, particularly in long positions in both gold and silver. The U.S. dollar experienced a short-lived rally, causing precious metals, which had been favored by investors seeking a hedge against a weaker dollar, to lose some of their appeal. Additional losses were incurred in the currency sector. Long positions in the Canadian dollar incurred losses. The currency sold off following the Bank of Canada's decision to back off its policy of raising rates "over time", as the strong currency appeared to be having a negative impact on the country's exports. Additional losses were incurred in long Japanese Yen and Swiss Franc positions. The financial (interest rate), agricultural/soft, and energy sectors also experienced modest losses as the year-end markets were characteristically volatile. On the other hand, profits were generated in the stock indices sector as long positions in both U.S. and European equities benefited from a decline in energy prices.

                          DECEMBER 31, 2004 STATISTICS*


                                                 CLASS A UNITS     CLASS B UNITS

Grant Park Futures Fund Monthly Rate of Return        (0.96%)         (1.04%)
Grant Park Futures Fund Year-to-Date Return           (7.65%)         (8.47%)
Grant Park Futures Fund Net Asset Value           $1,102.671        $985.392

*Subject to receipt of independent verification.

                  STATISTICS SINCE INCEPTION - CLASS A UNITS **
                    JANUARY 1, 1989 THROUGH DECEMBER 31, 2004


Total Fund Assets (A and B):  $291M   3 Yr. Comp. Ann. ROR:           8.51%   Worst Drawdown Last 5 Years (2/04-8/04):  -23.65%

12 Month Return:              (7.65%) 5 Yr. Comp. Ann. ROR:           8.69%   Average 1-Month Gain:                       7.66%

36 Month Cumulative Return:   27.75%  10 Yr. Comp. Ann. ROR:          9.35%   Average 1-Month Loss:                      -5.30%

60 Month Cumulative Return:   51.69%  Average 12-Month Return:       24.22%   # of Winning Months                       105

Compounded Annual ROR:        18.05%  Worst Drawdown (6/89-10/89):  -38.87%   # of Losing Months:                        87

                SEE THE GLOSSARY AT THE END OF THIS PRESENTATION
                    FOR DEFINITIONS RELEVANT TO THIS TABLE.

**Most new investors are expected to invest in Class B Units, which carry an additional 1.06% in fees and expenses.

               GRANT PARK SECTOR EXPOSURE AS OF DECEMBER 31, 2004

                         INTEREST RATES         27%
                         CURRENCIES             25%
                         STOCK INDICES          12%
                         AGS/SOFTS              17%
                         ENERGY                  9%
                         METALS                 10%

This pie chart illustrates the estimated average relative weighting assigned to each market sector amongst each of Grant Park's trading advisors assuming current allocations to the trading advisors. This chart does not reflect actual positions held at any time or over any period. Grant Park's trading advisors do not maintain positions in all markets at all times. On any given day, the actual markets traded as well as the absolute and relative commitment in such markets, will vary greatly. Additionally, allocations amongst the trading advisors may vary over time.

               ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES
 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
          A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
           THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE,
                          OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE
    PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS
         MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

Dearborn Capital Management, LLC
550 West Jackson Blvd, Suite 1300,
Chicago, IL 60661
(312) 756-4450 o(800) 217-7955
o FAX (312) 756-4452
Performance Hotline: (866) 516-1574
website: www.dearborncapital.com
e-mail: funds@dearborncapital.com

                           GRANT PARK FUTURES FUND, LP                    [LOGO]

                              MONTHLY FLASH REPORT

                               DECEMBER 31, 2004

                            HISTORICAL PERFORMANCE**

                                                                                                                 A Unit   B Unit(1)
       Jan      Feb     Mar      Apr      May     Jun     Jul      Aug      Sep      Oct      Nov      Dec         YTD       YTD
1989   0.97%   (3.29%) 17.34%  (9.51%)  26.07%  (3.31%)   0.70%  (21.72%)  (1.68%) (18.43%)   5.37%   29.00%     8.61%     7.73%
1990   5.20%    6.32%  22.20%  31.10%  (15.80%) 14.00%   16.03%   22.83%   14.76%    5.49%    2.83%   (2.65%)  197.04%   194.60%
1991 (12.36%) (13.31%)  1.75%  (6.52%)  (1.90%)  3.93%  (10.99%)  (1.85%)   6.76%    0.12%   (0.21%)  35.80%    (6.77%)   (7.52%)
1992 (15.23%)  (5.32%) (2.32%) (4.13%)  (2.34%)  8.33%   16.34%    7.34%  (11.40%)  (0.72%)   2.41%   (5.55%)  (15.50%)  (16.18%)
1993   2.38%   18.13%   1.57%  15.69%    2.30%  (2.34%)  20.56%    0.16%   (3.99%)  (5.39%)   4.57%   13.15%    84.25%    82.76%
1994 (13.74%)  (9.39%) 23.25%   2.31%   14.29%  14.25%   (5.96%)  (6.26%)   2.76%   (7.54%)  15.50%   (0.17%)   24.30%    23.30%
1995 (10.69%)  16.37%  20.67%  10.88%   14.93%  (1.82%) (14.36%) (11.29%) (10.54%)  (5.40%)   2.77%   18.69%    23.04%    22.04%
1996  (1.09%) (13.59%) (1.34%)  4.97%   (4.35%)  2.32%   (1.48%)  (2.53%)   3.81%   14.82%    7.80%   (6.99%)   (0.59%)   (1.39%)
1997   6.82%    7.61%   1.06%  (8.45%)  (0.91%)  0.34%   15.73%   (8.17%)   2.92%   (5.18%)   0.81%    6.10%    17.31%    16.37%
1998   1.96%    2.62%  (1.08%) (7.46%)   3.13%  (0.37%)  (0.30%)  24.62%    6.23%   (4.64%)  (3.21%)   2.09%    22.40%    21.41%
1999  (2.02%)   7.95%  (5.18%)  2.92%   (5.51%)  0.22%   (2.68%)  (1.16%)   1.54%   (8.65%)   2.10%    3.05%    (8.24%)   (8.97%)
2000  (1.12%)   0.69%  (1.70%) (3.84%)   1.80%  (3.51%)  (1.60%)   4.36%   (2.30%)   0.80%    8.91%    9.00%    10.97%    10.08%
2001   1.86%    0.53%   6.63%  (4.51%)  (0.47%) (2.66%)   0.12%    2.88%    3.69%    5.30%   (7.80%)   2.14%     7.00%     6.14%
2002  (0.87%)  (5.95%)  2.26%  (3.07%)   5.17%  10.07%    6.63%    1.57%    2.87%   (6.04%)  (2.53%)   5.58%    15.25%    14.32%
2003   2.72%    5.77%  (7.47%)  2.57%    9.68%  (1.26%)  (0.49%)   0.12%**  0.06%    2.45%   (0.98%)   5.93%    20.03%    19.06%(1)
2004   0.31%    7.25%  (1.47%)(11.72%)  (4.82%) (4.55%)  (3.47%)  (0.40%)   0.99%    3.35%    8.37%   (1.04%)*  (7.65%)*  (8.47%)*

                                                                                   *Subject to receipt of independent verification.

(1) FROM JANUARY 1989 THROUGH JULY 2003 PROFORMA CLASS B UNIT DATA IS REFLECTED IN YTD CALCULATIONS. ACTUAL CLASS B UNIT PERFORMANCE REFLECTED FROM 8/1/03.

**Actual Class A Unit net monthly returns are reflected from January, 1989 through July, 2003. Actual Class B Unit net monthly returns are reflected from August, 2003 (inception of trading for B Units) forward. Most new investors are expected to invest in Class B Units, which carry an additional 1.06% in fees and expenses over Class A Units.

INVESTMENT HIGHLIGHTS:

MINIMUM INVESTMENT: $10,000 Individual/$5,000 ERISA or qualified plans, additional minimum investment $2,000

GENERAL PARTNER: Dearborn Capital Management, LLC

PORTFOLIO MANAGERS: Rabar Market Research, EMC Capital Management, Eckhardt Trading Company, Graham Capital Management, Winton Capital Management and Saxon Investment Corporation.

REDEMPTIONS: Units are redeemable monthly with a redemption fee applicable for the first 12 months of investment.

SUITABILITY: Varies from state to state but at least a minimum of $45,000 annual income and a net worth of $45,000 exclusive of home, auto and furnishings or $150,000 net worth. Check Prospectus for individual state suitability. No investor should invest more than 10% of his or her net worth. Please check with your Firm's Administrative Department as firm requirements may also vary.

THE RISKS

o  Performance can be volatile and you   o  Grant Park pays substantial fees and
   could lose all or substantially all      expenses, including fees to its
   of your investment in Grant Park         trading advisors, which must be
   Futures Fund.                            offset by trading profits and
                                            interest income.
o  No secondary market exists for the
   Fund. Additionally, redemptions are   o  The Fund invests in foreign
   limited and may result in early          securities, which are subject to
   redemption fees.                         special risks such as currency
                                            fluctuations, different financial
o  Trading in commodity interests is a      and regulatory standards, and
   zero-sum economic activity in which,     political instability.
   for every gain, there is an
   offsetting loss. Grant Park           o  Grant Park's use of multiple trading
   therefore bears the risk that, on        advisors may result in Grant Park
   every trade, it will incur the loss.     taking offsetting trading positions,
                                            thereby incurring additional
o  Commodity futures trading may be         expenses with no net change in
   illiquid.                                holdings.

o  An investment in Grant Park is        o  You will have no right to
   speculative and leveraged; as a          participate in the management of
   result of this leverage, the velocity    Grant Park.
   of potential losses may accelerate
   and cause you to incur significant    o  The structure and operation of
   losses.                                  Grant Park involve several conflicts
                                            of interest.

             ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES
 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
           A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
           THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE,
                          OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE
    PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS
         MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

                          GRANT PARK FUTURES FUND, LP                     [LOGO]

                                    GLOSSARY

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the Prospectus for a more complete glossary of additional terms relevant to this offering:

AVERAGE 12-MONTH RETURN: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

COMPOUNDED ANNUAL RATE OF RETURN (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

DRAWDOWN: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

NET ASSET VALUE PER UNIT: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.


             ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES
 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
           A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
           THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE,
                          OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE
    PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS
         MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.